People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

2010 KBW Regional Bank Conference
February 24, 2010

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark is uniquely positioned to capitalize on market opportunities

- ✓ **Strong market share in legacy markets with growth potential in Houston and Memphis**
- ✓ **Robust capital position provides strategic flexibility**
- ✓ **Diversified and stable business mix**
- ✓ **Proven ability to generate superior profitability through the cycle**
- ✓ **Stable credit quality as a result of diligent credit risk management**

Strong Market Share in Legacy Markets
Growth Opportunities in Houston and Memphis

Trustmark is an integrated provider of banking and financial solutions

As of December 31, 2009

- **Total Assets** — **$9.5 billion**
- **Total Loans HFI** — **$6.3 billion**
- **Total Deposits** — **$7.2 billion**
- **Market Cap** — **$1.4 billion**
- **Banking Centers** — **150**
- **FTE Associates** — **2,500**


Tennessee
Oklahoma
Arkansas
Mississippi
Alabama
Louisiana
Texas
Florida

Strong Market Share

Robust Capital Position Provides Strategic Flexibility

Trustmark
Banking and Financial Solutions

- ✓ Successful follow-on common stock offering generated $109.3 million in tangible common equity
- ✓ Fully repurchased $215.0 million of Preferred Stock from U.S. Treasury and redeemed Warrant for $10.0 million
- ✓ Optimized capital structure; continued leadership position in capital strength among mid-cap peers

	Q4-08	Q1-09	Q2-09	Q3-09	Q4-09
Tangible Common Equity / Tangible Assets	6.95%	7.20%	7.34%	7.76%	8.67%
Tier 1 Risk-Based Capital Ratio	13.01%	13.34%	13.50%	14.11%	12.61%
Total Risk-Based Capital Ratio	14.95%	15.28%	15.45%	16.09%	14.58%



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,178
$205
$973
$658
$1,200
$206
$994
$681
$1,202
$206
$996
$683
$1,221
$206
$1,015
$703
$1,110
$799
12/31/2008
3/31/2009
6/30/2009
9/30/2009
12/31/2009
Common Equity
Preferred Equity
Tangible Common Equity

Robust Capital Position

Robust Capital Position Relative to Peers

- ✓ 4Q09 common equity offering and TARP redemption optimized Trustmark's capital position
- ✓ Given its earnings stability, Trustmark has increased its dividend over time and maintained it through the credit crisis
- ✓ Trustmark is one of the 35 largest banks [1] in the U.S. that maintained its dividend since September 2007

Tangible Common Equity / Tangible Assets (2)



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.9
8.7
8.6
8.2
7.8
7.8
7.4
7.2
5.8
3.7
HBHC
TRMK
CFR
WTNY
BXS
FHN
IBKC
UCBI
SNV
TSFG

Trustmark's Annual Dividend - Last 20 Years



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.92
1990
1993
1996
1999
2003
2006
2009

Dividend Yield (2)



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.1
3.8
3.4
2.5
2.2
2.0
0.4
0.0
0.0
0.0
TRMK
BXS
CFR
IBKC
HBHC
SNV
WTNY
FHN
TSFG
UCBI

(1) Top 100 U.S. Banks ranked by total assets as of September 30, 2009, as reported data
(2) As of December 31, 2009
Source: SNL Financial

Robust Capital Position

Diversified and Stable Business Mix

Year Ended December 31, 2009

($ in millions)

Total Revenue $522



Auto/Credit Card $18
4%
Mortgage $57
11%
Insurance $29
6%
Wealth Management $27
5%
Treasury & Other $93
18%
Memphis, TN 3%
Houston, TX 6%
FL Panhandle 2%
MS-Other 18%
Jackson 27%
Commercial – Retail Banking $297

Total Noninterest Income $168



Service Charges $54
32%
General Banking $30
18%
Other $4
2%
14%
Wealth Managem ent $23
17%
Insurance $29
17%
Mortgage $29

Fee Income to Total Revenue 32.2%

Diversified Revenue Base

Core Earnings Strength …

Trustmark
Banking and Financial Solutions

Financial Results
($ in millions)

Profitability	Q4-08	Q1-09	Q2-09	Q3-09	Q4-09
Pre-tax, Pre-provision Income	$54.2	$57.1	$50.3	$53.8	$52.9
Net Income	$25.3	$26.5	$16.6	$25.5	$24.5
Net Income Available to Common Shareholders	$24.0	$23.4	$13.4	$22.4	$13.9(1)
Key Ratios					
Net Interest Margin—FTE	4.20%	4.18%	4.20%	4.28%	4.33%
Efficiency Ratio(2)	55.87%	55.55%	59.99%	58.50%	57.68%
Pre-tax, Pre-provision Return on Average Assets	2.30%	2.34%	2.10%	2.28%	2.28%
Return on Average Assets	1.07%	1.10%	0.69%	1.07%	1.05%
Return on Average Common Equity	9.89%	9.60%	5.38%	8.78%	5.25%(1)

Pre-tax, Pre-Provision Return on Average Assets



3.00%
1.50%
0.00%
2.30%
2.34%
2.10%
2.28%
2.28%
4Q08
1Q09
2Q09
3Q09
4Q09

(1) TRMK 4Q09 net income available to common shareholders includes $8.2mm accelerated accretion of preferred discount due to redemption of $215mm of TARP preferred stock
(2) Efficiency ratio calculated as noninterest expense divided by the sum of net interest income-FTE and noninterest income

Core Earnings Strength

... Driven by Best in Class Net Interest Margin and Efficiency Ratio

Trustmark
Banking and Financial Solutions

- ✓ **First class deposit franchise has enabled Trustmark to secure superior pricing, driving margin**
- ✓ **Management's focus on expense initiatives has translated into a top tier operating platform**

2009 Net Interest Margin—FTE(1)



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.25
4.23
4.12
3.78
3.77
3.29
3.19
3.09
2.92
TRMK
CFR
WTNY
HBHC
BXS
UCBI
SNV
IBKC
TSFG

2009 Efficiency Ratio(2)



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
57.9
61.1
64.1
66.1
73.3
74.7
75.0
77.1
87.8
92.4
TRMK
CFR
HBHC (3)
BXS
WTNY
UCBI (4)
IBKC (5)
FHN
SNV (6)
TSFG

Source: SNL Financial and Company reports
(1) FHN does not report net interest margin for 2009
(2) Efficiency ratio calculated as noninterest expense divided by the sum of net interest income-FTE and noninterest income
(3) HBHC noninterest income adjusted for $33.6mm gain on an FDIC assisted acquisition
(4) UCBI noninterest income adjusted for a $11.4mm gain on an FDIC assisted acquisition and noninterest expense adjusted for $95mm goodwill impairment charges
(5) IBKC noninterest income adjusted for $227.3mm gain on two FDIC assisted acquisitions and noninterest expense adjusted for $9.7mm goodwill impairment charge
(6) SNV noninterest income adjusted for $51.9mm gain on sale of VISA shares and noninterest expense adjusted for $14.9mm goodwill impairment charge

Core Earnings Strength

Balanced Loan Portfolio

December 31, 2009

($ in millions)

Commercial Loans $4,196



Other
$446
11%
Construction &
Land
Development
$830
20%
State & Political
Subs $326
8%
18%
Owner
Occupied RE
$762
17%
27%
C & I
$1,127
CRE Income
Producing
$705

Consumer Loans $2,123



Other
$65
3%
Home
Mortgage
$871
41%
Branch Direct
$758
36%
18%
2%
Credit Card
$43
Indirect
$386

Total Loans Held for Investment $6,320

Prudent Credit Risk Management

Trustmark Banking and Financial Solutions

✓ Allocation of $103.7 million allowance for loan losses represented 2.10% of commercial loans and 0.80% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.64%

December 31, 2009	Florida	Mississippi (1)	Tennessee (2)	Texas	Total
Total Loans *(including HFS)*	$524	$4,651	$563	$808	$6,546
Nonaccrual Loans	$74.2	$31.0	$12.7	$23.2	$141.2
Other Real Estate	$45.9	$22.4	$10.1	$11.7	$90.1
Nonperforming Assets	$120.1	$53.4	$22.9	$34.9	$231.3
Nonperforming Assets/Total Loans + ORE	21.07%	1.14%	3.99%	4.26%	3.48%
YTD Provision for Loan Losses	$47.7	$21.7	$3.2	$4.5	$77.1
YTD Net Charge-offs	$36.4	$21.8	$3.7	$6.4	$68.4

Nonperforming Assets / Total Loans + ORE



24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
21.07%
1.14%
3.99%
4.26%
3.48%
Florida
Mississippi (1)
Tennessee (2)
Texas
Total

YTD Net Charge-Offs / Average Loans



8.00%
7.20%
6.40%
5.60%
4.80%
4.00%
3.20%
2.40%
1.60%
0.80%
0.00%
6.27%
0.46%
0.65%
0.76%
1.01%
Florida
Mississippi (1)
Tennessee (2)
Texas
Total

As of December 31, 2009

(1) Mississippi includes Central and Southern Mississippi regions.

(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Stable Credit Quality

Dependable Core Funding Base

December 31, 2009
($ in millions)

Total Deposits $7,188


Time
$2,421
34%
23%
Noninterest
Checking
$1,685
26%
13%
4%
Money
Market
$926
Savings
$287
Interest
Checking
$1,870

4Q09 Loans HFI / Deposits


150%
125%
100%
75%
50%
25%
0%
122
93
92
92
90
88
79
77
71
63
FHN
SNV
WTNY
BXS
TSFG
TRMK
UCBI
IBKC
HBHC
CFR

Source: SNL Financial, Company reports

Priorities in 2010

- ✓ Continue to manage through challenging business cycle
- ✓ Resolve problem assets
- ✓ Maintain fortress balance sheet and appropriate capital ratios
- ✓ Prudent investments to support revenue growth
- ✓ Seek strategic opportunities to enhance long-term shareholder value

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Strategic Accomplishments

Trustmark
Banking and Financial Solutions

Sound Capital Management

- ✓ Successful follow-on common stock offering generated $109.3 million in tangible common equity, net of expenses
- ✓ Fully repurchased preferred shares issued to U.S. Treasury for $215 million and redeemed Warrant for $10.0 million
- ✓ Tangible common equity to tangible assets expanded to 8.67%
- ✓ Total risk-based capital of 14.58% significantly exceeded "well-capitalized" standards

Managed Crisis In Financial Services Industry

- ✓ Reduced credit exposure to construction and land development lending and indirect auto financing
- ✓ Increased investment securities portfolio
- ✓ Maintained stable deposit base
- ✓ Net interest margin expanded to 4.33% in fourth quarter 2009

Completed Retail Banking Center Program Initiated In 2006

- ✓ Opened 19 banking centers: Houston (6), Memphis (4), Jackson (4), MS Gulf Coast (2), Hattiesburg (2), and Panama City (1)
- ✓ Closed 11 offices with limited growth opportunities

Technology Investments

- ✓ Completed image technology deployment: check processing, remote capture
- ✓ Implemented ARGO customer sales and service platform across banking network
- ✓ Converted insurance agencies to state-of-the-art agency management platform

Jackson Metro



Canton
MADISON
Flora
Ross Barnett Reservoir
Natchez Trace Pkwy
Madison
Ridgeland
MISSISSIPPI
Clinton
Bolton
HINDS
Raymond
Pearl
Brandon
Pelahatchie
RANKIN
Richland
Florence
Banking center



Trustmark Bank

- Trustmark has $2.1 billion in loans and $3.5 billion in deposits+
- Maintain market dominance through cross-selling and retention

County	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	250,314	-0.62%	41.85%	21
Rankin	143,561	10.89%	33.34%	11
Madison	95,143	12.23%	23.72%	8
TOTAL	**489,018**	**5.26%**	**36.49%**	**40**

+ As of 12/31/2009
++ As of 6/30/2009
Source: SNL Financial and ESRI

Houston MSA


MONTGOMERY
Shenandoah
The Woodlands
Splendora
LIBERTY
GRIMES
Hempstead
Prairie View
Tomball
Spring Creek
Kingwood
Waller
WALLER
Humble
Lake Houston
TEXAS
Aldine
Jersey Village
Greens Bayou
Sheldon Reservoir
Barrett
San Jacinto
HARRIS
Highlands
San Felipe
Brookshire
Katy
Spring Valley
Piney Point Village
AUSTIN
I-10 Hov Ln
Bunker Hill Village
Houston
Jacinto City
Channelview
Baytown
Galena Park
Buffalo Bayou
Pasadena
Bellaire
Simonton
Deer Park
La Porte
Wallis
Sugar Land
Brays Bayou
South Houston
Armand Bayou
Stafford
Richmond
Missouri City
Taylor Lake Village
WHARTON
FORT BEND
Rosenberg
Clear Creek
Webster
Pearland
East Bernard
Friendswood
BRAZORIA
Bacliff
Smithers Lake
Manvel
GALVESTON
Banking center


Trustmark Bank

- Trustmark has $808 million in loans and $531 million in deposits+
- Building stronger Commercial, Retail, and Wealth Management platforms

Market	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,904,050	11.45%	0.48%	16

+ As of 12/31/2009
++ As of 6/30/2009
Source: SNL Financial and ESRI

Memphis MSA

Trustmark
Banking and Financial Solutions



Trustmark



Rosemark
Millington
Arlington
Lakeland
Loosahatchie
T E N N E S S E E
Somerville
Marion
Bartlett
Eads
Memphis
Fisherville
Williston
F A Y E T T E
Lake McKellar
Rossville Junction
S H E L B Y
Olive Branch
Memphis
M A R S H A L L
Byhalia
D E S O T O
Hernando
Coldwater
M I S S I S S I P P I
Banking center

- Trustmark has $427 million in loans and $632 million in deposits+
- Focus on middle market commercial and real estate lending

Market	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,321,291	4.39%	2.90%	22

\+ As of 12/31/2009
++ As of 6/30/2009
Source: SNL Financial and ESRI

Florida Panhandle




HOLMES
OKALOOSA
FLORIDA
WALTON
WASHINGTON
BAY
Wausau
Vernon
Redbay
Niceville
Valparaiso
Freeport
Choctawhatchee Bay
Fort Walton Beach
Destin
Miramar Beach
Santa Rosa Beach
Laguna Beach
West Bay
Southport
Lynn Haven
Hiland Park
Panama City Beach
Panama City
Cedar Grove
Springfield
Callaway
Parker

- **Trustmark has \$524 million in loans and \$203 million in deposits+**
- **Cross-sell to Fisher-Brown's commercial insurance customers**
- **Focus on commercial lending and expansion of wealth management**

County	2009 Population	2009-14 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	171,160	5.89%	4.63%	4
Okaloosa	198,924	7.63%	1.37%	1
Walton	58,299	16.71%	5.95%	3
Total	**428,383**	**8.17%**	**3.18%**	**8**

+ As of 12/31/2009
++ As of 6/30/2009
Source: SNL Financial and ESRI

Owner Occupied CRE

December 31, 2009

($ in millions)

Owner Occupied CRE	Total Commercial Real Estate Loans $	Total Commercial Real Estate Loans % of Total Loans	Florida $	Florida % of Loan Type	Mississippi (1) $	Mississippi (1) % of Loan Type	Tennessee (2) $	Tennessee (2) % of Loan Type	Texas $	Texas % of Loan Type
Churches	$ 122.2	16.0%	$ 2.4	1.9%	$ 53.7	43.9%	$ 61.7	50.5%	$ 4.5	3.7%
Office	116.3	15.3%	21.7	18.7%	57.7	49.6%	17.7	15.2%	19.2	16.5%
Health care	82.0	10.8%	11.4	13.8%	57.3	69.9%	4.3	5.3%	9.1	11.0%
Industrial warehouses	80.1	10.5%	2.5	3.1%	57.9	72.3%	0.4	0.5%	19.2	24.0%
Convenience stores	70.6	9.3%	1.3	1.9%	48.2	68.2%	4.2	6.0%	16.9	23.9%
Retail	39.3	5.2%	6.0	15.4%	21.7	55.2%	1.3	3.2%	10.3	26.2%
Restaurants	35.7	4.7%	0.9	2.5%	25.1	70.3%	6.2	17.2%	3.6	10.0%
Auto dealerships	22.7	3.0%	0.6	2.8%	17.0	75.0%	1.7	7.4%	3.3	14.7%
Miscellaneous	193.1	25.3%	8.4	4.3%	97.9	50.7%	43.2	22.4%	43.7	22.6%
Total owner occupied CRE	$ 762.0	100.0%	$ 55.2	7.2%	$ 436.4	57.3%	$ 140.7	18.5%	$ 129.7	17.0%

By Type


Churches $122.2
16%
Office $116.3
15%
Health care $82.0
11%
Convenience stores $70.6
9%
Industrial warehouses $80.1
11%
Retail $39.3
5%
Auto dealerships $22.7
3%
Restaurants $35.7
5%
Miscellaneous $193.1
25%

By Region


Texas $129.7
17%
Florida $55.2
7%
Tennessee (2) $140.7
19%
Mississippi (1) $436.4
57%

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Income Producing CRE

December 31, 2009

($ in millions)

Income Producing CRE	Total Commercial $	Total Commercial % of Total Loans	Florida $	Florida % of Loan Type	Mississippi (1) $	Mississippi (1) % of Loan Type	Tennessee (2) $	Tennessee (2) % of Loan Type	Texas $	Texas % of Loan Type
Office	$ 158.6	22.5%	$ 56.1	35.4%	$ 82.0	51.7%	$ 11.4	7.2%	$ 9.1	5.7%
Retail	171.8	24.4%	34.2	19.9%	84.0	48.9%	28.5	16.6%	25.0	14.6%
Nursing homes / Assisted living	122.3	17.3%	-	0.0%	112.0	91.6%	4.9	4.0%	5.4	4.4%
Hotel / Motel	68.9	9.8%	13.8	20.1%	31.0	45.0%	11.1	16.2%	12.9	18.7%
Industrial	22.3	3.2%	6.9	31.1%	5.1	23.0%	1.2	5.4%	9.0	40.5%
Health care	11.5	1.6%	-	0.0%	11.4	99.4%	0.1	0.6%	-	0.0%
Convenience stores	7.7	1.1%	0.3	4.0%	4.9	63.0%	1.3	17.2%	1.2	15.8%
Other	142.2	20.2%	13.6	9.6%	62.1	43.7%	17.2	12.1%	49.2	34.6%
Total income producing CRE	$ 705.3	100.0%	$ 125.1	17.7%	$ 392.5	55.7%	$ 75.9	10.8%	$ 111.9	15.9%

By Type



Office $158.6
Hotel/Motel $68.9
Industrial $22.3
Health care $11.5
Convenience stores $7.7
Nursing homes/ Assisted living $122.3
Other $142.2
Retail $171.8
23%
10%
3%
2%
1%
17%
20%
24%

By Region



Texas $111.9
Florida $125.1
Tennessee(2) $75.9
Mississippi(1) $392.5
16%
18%
11%
56%

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Construction, Land Development and Other Land Loans

December 31, 2009

($ in millions)

	Total Construction, Land Development and Other Land Loans		Florida		Mississippi (1)		Tennessee (2)		Texas	
	$	% of Total Loans	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type
Lots	$ 100	12.0%	$ 62	61.9%	$ 25	24.9%	$ 5	4.6%	$ 9	8.7%
Development	187	22.6%	27	14.5%	68	36.5%	9	4.9%	83	44.0%
Unimproved land	278	33.5%	77	27.6%	108	38.9%	33	11.7%	60	21.7%
1-4 family construction	121	14.6%	11	9.0%	70	58.3%	6	4.8%	34	27.8%
Other construction	144	17.4%	22	15.4%	31	21.5%	7	4.9%	84	58.1%
Construction, Land Development and Other Land Loans	$ 830	100.0%	$ 199	24.0%	$ 303	36.5%	$ 59	7.1%	$ 269	32.4%

By Type



Other construction $144
17%
Lots $100
12%
23%
Development $187
1-4 Family construction $121
15%
33%
Unimproved land $278

By Region



Texas $269
32%
Florida $199
24%
7%
37%
Tennessee (2) $59
Mississippi(1) $303

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Florida Loans

December 31, 2009

($ in millions)

Loan Type	$	% of Loans
Construction, land development and other land loans	$ 199	38.0%
Secured by 1-4 family residential	87	16.7%
Secured by nonfarm, nonresidential	180	34.4%
Other real estate secured	5	1.0%
Commercial and industrial loans	20	3.8%
Consumer loans	2	0.4%
Other loans	30	5.7%
Total Loans	$ 524	100.0%

Construction, Land Development and Other Land Loans	$	% of Loans
Lots	$ 62	31.0%
Development	27	13.7%
Unimproved land	77	38.6%
1-4 family construction	11	5.5%
Other construction	22	11.2%
Construction, Land Development and Other Land Loans	$ 199	100.0%

Total Loans by Type $524 million



Nonfarm, nonresidential $180
34%
Other real estate secured $5
1%
Commercial & industrial $20
4%
Consumer & other $32
6%
17%
1-4 Family $87
38%
Construction & land development $199

Construction, Land Development and Other Land Loans $199 million



Other construction $22
11%
1-4 Family $11
6%
31%
Lots $62
39%
14%
Unimproved land $77
Development $27

Florida Credit Quality

December 31, 2009

($ in thousands)

Florida Credit Quality	Total Loans	Criticized Loans (1)	Special Mention (2)	Classified (3) Accruing	Classified (3) Nonimpaired Nonaccrual	Classified (3) Impaired Nonaccrual (4)	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve % of Non-Impaired Loans
Construction, land development and other land loans									
Lots	$ 61,725	$ 24,735	$ -	$ 11,335	$ 10,987	$ 2,413	$ 59,312	$ 7,588	12.79%
Development	27,227	17,336	-	3,964	770	12,602	14,625	2,578	17.63%
Unimproved land	76,762	50,515	19,945	12,064	1,210	17,296	59,466	9,707	16.32%
1-4 family construction	10,929	4,608	1,489	-	419	2,700	8,229	449	5.46%
Other construction	22,263	13,355	2,735	9,215	489	916	21,347	3,622	16.97%
Construction, land development and other land loans	198,906	110,549	24,169	36,578	13,875	35,927	162,979	23,944	14.69%
Commercial, commercial real estate and consumer	324,748	79,793	32,005	23,431	14,963	9,394	315,354	8,439	2.68%
Total Florida loans	$ 523,654	$ 190,342	$ 56,174	$ 60,009	$ 28,838	$ 45,321	$478,333	$ 32,383	6.77%

(1) Criticized loans equal all special mention and classified loans.
(2) Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
(3) Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
(4) All nonaccrual loans over $1 million are individually assessed for impairment. Impaired loans have been determined to be collateral dependent and assessed using a fair value approach. Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals. Appraised values are adjusted down for costs associated with asset disposal. When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset's net realizable value is charged off.

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions